                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 19, 2001




                           STONE CONTAINER CORPORATION
             (Exact name of Registrant as specified in its charter)


         DELAWARE                       1-3439                36-2041256
(State or other jurisdiction         (Commission           (I.R.S. Employer
     of incorporation)               File Number)          Identification No.)

                              150 NORTH MICHIGAN AVENUE
                                   CHICAGO, ILLINOIS              60601
                      (Address of Principal Executive Offices)  (Zip Code)

                                 (312) 346-6600
               Registrant's Telephone Number, Including Area Code


                                   ----------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.

          Pursuant to Rule 135c under the Securities Act of 1933, Stone Container Corporation, a wholly-owned subsidiary of Smurfit-Stone Container Corporation, issued a press release on January 19, 2001announcing that it had entered into an agreement to sell $750 million of 9-3/4% Senior Notes due 2011 and $300 million of 9-1/4% Senior Notes due 2008. The transaction size was increased from the $500 million originally sought by Stone. For information regarding the transaction, reference is made to the press release dated January 19, 2001, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (a)  None.


     (b)  None.


     (c)  Exhibits:


          99.1      Press Release dated January 19, 2001.

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STONE CONTAINER CORPORATION


Dated: January 19, 2001                 By: /s/ Paul K. Kaufmann
                                            ------------------------------------
                                        Name:     Paul K. Kaufmann
                                        Title:    Chief Accounting Officer

                                  EXHIBIT INDEX

     Exhibit No.         Description
     -----------         -----------
     99.1                Press Release dated January 19, 2001.